                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
             TWELVE-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      15
             NOTES TO FINANCIAL STATEMENTS      20
            REPORT OF INDEPENDENT AUDITORS      23
                DIVIDEND REINVESTMENT PLAN      24

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      26
    TRUST OFFICERS AND IMPORTANT ADDRESSES      27
              RESULTS OF SHAREHOLDER VOTES      28

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2000

Dear Shareholder,

Whether you have held your trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience.
Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998 - June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                           2.10
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1998 - June 30, 2000)

[BAR GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2000)

-----------------------------------------------------------------------
AMEX Ticker Symbol                                              VKC
-----------------------------------------------------------------------
One-year total return based on market price(1)               -8.14%
-----------------------------------------------------------------------
One-year total return based on NAV(2)                         1.37%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                      5.87%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                        10.12%
-----------------------------------------------------------------------
Net asset value                                               $9.36
-----------------------------------------------------------------------
Closing common stock price                                  $8.3750
-----------------------------------------------------------------------
One-year high common stock price (07/09/99)                $10.1250
-----------------------------------------------------------------------
One-year low common stock price (01/18/00)                  $7.1875
-----------------------------------------------------------------------
Preferred share rate(5)                                      4.500%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of June 30, 2000
- AAA/Aaa............  74.4%
- AA/Aa..............  16.6%
- A/A................   5.3%
- BBB/Baa............   3.7%

                                     [PIE CHART]
As of June 30, 1999
- AAA/Aaa............  63.3%
- AA/Aa..............  10.8%
- A/A................  12.3%
- BBB/Baa............  13.6%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended June 30, 2000, for common shares)
[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
7/99                                                                       0.0480                             0.0000
8/99                                                                       0.0480                             0.0000
9/99                                                                       0.0455                             0.0000
10/99                                                                      0.0455                             0.0000
11/99                                                                      0.0425                             0.0000
12/99                                                                      0.0425                             0.1429
1/00                                                                       0.0425                             0.0000
2/00                                                                       0.0425                             0.0000
3/00                                                                       0.0425                             0.0000
4/00                                                                       0.0425                             0.0000
5/00                                                                       0.0425                             0.0000
6/00                                                                       0.0410                             0.0000

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       JUNE 30, 2000                      JUNE 30, 1999
                                                                       -------------                      -------------
Water & Sewer                                                              16.50                               9.00
Tax District                                                               16.20                              20.40
Public Education                                                           13.00                               6.50
Single-Family Housing                                                      11.60                              15.70
General Purpose                                                            10.50                               2.60

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--June 1990 through June 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
6/90                                                                       9.1000                             9.1250
                                                                           8.8300                             8.8750
                                                                           9.4400                             9.5000
                                                                           9.4300                             9.5000
6/91                                                                       9.4100                             9.7500
                                                                           9.8800                             9.8750
                                                                           9.9700                             9.7500
                                                                           9.8200                             9.8750
6/92                                                                      10.1500                             9.8750
                                                                          10.3300                            10.2500
                                                                          10.3000                            10.2500
                                                                          10.7100                            10.5000
6/93                                                                      10.9600                            10.6750
                                                                          11.5300                            11.1250
                                                                          11.4100                            11.6250
                                                                          10.4300                            10.7500
6/94                                                                      10.3000                            10.6250
                                                                          10.2100                            10.5000
                                                                           9.7000                             9.6250
                                                                          10.3400                            10.2500
6/95                                                                      10.4000                            10.7500
                                                                          10.4200                            11.1250
                                                                          10.8700                            11.3750
                                                                          10.3600                            11.3750
6/96                                                                      10.2800                            10.8750
                                                                          10.4600                            11.6250
                                                                          10.4600                            11.8750
                                                                          10.1900                            11.6250
6/97                                                                      10.4500                            12.1875
                                                                          10.6700                            12.8750
                                                                          10.6900                            12.3125
                                                                          10.6800                            11.8750
6/98                                                                      10.5700                            12.1250
                                                                          10.9900                            11.6875
                                                                          10.5000                            11.5000
                                                                          10.4200                            10.8750
6/99                                                                       9.9300                             9.8750
                                                                           9.4600                             9.0625
                                                                           8.8900                             7.5825
                                                                           9.3200                             8.1250
6/00                                                                       9.3600                             8.3750

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN CALIFORNIA MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY JOSEPH A. PIRARO, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE MAY 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The second half of 1999 proved to
be very difficult for bonds, with prices declining dramatically as interest rates rose and inflation fears resurfaced. Conditions were particularly difficult for closed-end funds toward the end of the year. As the new year began, investors appeared to be taking a cautious approach to the bond market. Even though the year 2000 date change came and went without wreaking havoc on the world's computer systems, many investors remained on the sidelines.

    Bond issuers seemed to take the same approach, as the volume of new bond issuance dropped off and never really picked up, remaining slow throughout the reporting period. California was still the largest issuer of municipal bonds in the country, but year-to-date volume was down roughly 23 percent from 1999.

    California's strong economy helped build surpluses for many municipalities, giving them less incentive to bring new bond issues to market. They saw no reason to incur debt when they had money on hand to finance new projects. Rising interest rates also helped keep municipal bond supply down, as municipalities were reluctant to refund outstanding bond issues and issue new bonds at the higher rates.

    In its efforts to slow economic growth and keep inflation in check, the Federal Reserve Board raised short-term interest rates six times since June of 1999. The market kept a watchful eye on economic indicators during the past year, looking for clues that the Fed's efforts were paying off. Toward the end of the reporting period, the economy finally appeared to have eased off, restoring some positive momentum to the market in June.

    For the 12 months through June 30, 2000, the trust had a total return of -8.14 percent based on market price. This reflects a decrease in market price from $9.875 per share on June 30, 1999, to $8.375 per share on June 30, 2000. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    The trust also continued to provide shareholders with an attractive dividend, even though the dividend rate declined during the period. Its monthly dividend of $0.041 per share translates to a distribution rate of 5.87 percent based on the trust's closing market price on June 30, 2000. Because the trust is exempt from federal and state income taxes, this distribution rate is equivalent to a yield of 10.12 percent for an investor in the 42 percent combined federal and state income-tax bracket. Please refer to the chart and footnotes on page 4 for additional performance results.

Q   WHAT WERE SOME OF THE
    CHALLENGES YOU FACED IN MANAGING THE TRUST DURING THIS PERIOD?

A   The California Municipal Trust was
created in 1988 and is one of our oldest closed-end funds. As a result, the portfolio contained a number of securities issued in 1988, 1989, and 1990 that were approaching, or had already reached, their 10-year call dates. Many of these bonds were called by their issuers, because they had been issued during times of relatively higher interest rates and it made sense to replace this debt at current rates. As these higher-coupon bonds were called out of the portfolio, the trust's income stream came under pressure, eventually leading to dividend reductions in September and November 1999.

    We have taken steps to stagger the call dates of securities in the portfolio, which should increase the call protection and blunt the impact of bond calls on the trust's earning power in the future. Still, shares of the trust have been trading at a discount to net asset value during much of the reporting period.

    The declining supply of both insured and uninsured California bonds reduced the scope of investment choices available to the trust, but we were satisfied with the opportunities that our research efforts uncovered. We believe the portfolio is now in outstanding shape in terms of credit quality.

Q   WHAT SPECIFIC STRATEGIES DID
    YOU EMPLOY IN POSITIONING THE PORTFOLIO?

A   The portfolio is made up almost
exclusively of investment-grade securities, including 74.4 percent of long-term investments invested in AAA rated securities. Higher-quality securities have performed well during the past year, as lower-rated sectors struggled due to investor concerns regarding credit quality and the increased default rate among lower-quality securities in 1999.

    We chose not to make any big bets on the direction of interest rates and instead kept the risk profile of the portfolio close to its benchmark, the Lehman Brothers BBB Corporate Bond Index. Ironically, two of the factors that hurt performance in the last half of 1999 helped boost the trust's performance in the first half of 2000. Namely, the portfolio's slightly longer duration (a measure of its sensitivity to changes in interest rates) and its use of leverage were both key factors in the trust's solid performance during the past two quarters.

    Much of our trading activity in the past year was simply value-related, as we sought to take advantage of opportunities to own quality bonds at attractive prices. There were no significant changes in our sector allocations or credit-quality profile, though we did reduce the trust's holdings in callable zero-coupon bonds, which we felt were a drag on performance, replacing them with current-coupon bonds. We also sold some securities for tax-loss purposes when market conditions made that feasible.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE TRUST IN THE MONTHS AHEAD?

A   We anticipate that the growth rate
of the economy will slow, though interest rates may edge higher. Though unlikely, it is possible that the Federal Reserve Board might raise short-term rates once more in the near term, possibly at the August meeting of the Federal Open Market Committee, as they strive to accomplish their goal of slowing the economy and keeping inflation under control.

    We expect that the volume of new municipal bond issuance will remain low, as budget surpluses persist for many municipalities. As the demand for short-term municipals picks up and the Fed completes its tightening cycle, short-term yields should moderate.

    The economy of California continues to show great promise. Tourism is strong, the service sector is thriving, Silicon Valley is a hotbed of new and established business ventures, and shipping traffic between the United States and its Asian trade partners has kept Californian ports humming with activity. The supply of labor is just barely keeping up with demand. The state's population is once again growing, and real estate markets have strengthened accordingly.

    Looking ahead, we feel the state's finely balanced economy will make municipal investments more attractive to investors. In fact, we believe an upgrade in the state's credit rating is a distinct possibility, given its strong performance in recent months. Last August, the state was upgraded from an A1 rating to its current AA3 rating; we expect it could soon be upgraded to AA.

    We are comfortable with the portfolio's heavy emphasis on investment-grade municipal securities, which should continue to provide shareholders with an attractive level of current income, especially on an after-tax basis.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest the bond pays on an annual basis, expressed as a percentage of the face value.

DIVIDEND: A distribution of earnings. Dividends may be in the form of cash, stock, or property. The board of directors must declare all dividends.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one percent change in the price of a bond for every one percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts which hold bonds with shorter durations perform better in rising-rate environments, while trusts with bonds of longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

June 30, 2000
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  97.9%
          CALIFORNIA  95.9%
$1,000    Abag Fin Auth Nonprft Corp CA Ctfs Partn
          Childrens Hosp Med Cent.....................   5.875%   12/01/19   $ 1,031,010
 1,000    Abag Fin Auth Nonprft Corp CA Lincoln Glen
          Manor Sr Citizens...........................   6.100    02/15/25     1,025,190
 1,000    Abag Fin Auth Nonprft Corp CA Multi-Family
          Rev Hg United Dominion Ser A Rfdg...........   6.400    08/15/30     1,021,920
 1,205    Alameda Cnty, CA Wtr Dist Rev Rfdg (MBIA
          Insd).......................................   4.750    06/01/20     1,069,016
 1,400    Alhambra, CA City Elem Sch Dist Ser A (FSA
          Insd).......................................   5.600    09/01/24     1,391,628
   790    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
          Agy Pool Rev Ser A (FSA Insd)...............   6.000    12/15/15       820,541
 3,000    California Edl Fac Auth Rev Cap Apprec
          Loyola Marymount Univ (MBIA Insd)...........       *    10/01/29       477,420
 1,000    California Edl Fac Auth Rev Student Ln Pgm
          Ser A (MBIA Insd)...........................   6.000    03/01/16     1,033,670
 1,000    California Hlth Fac Fin Auth Rev Cedars
          Sinai Med Cent Ser A........................   6.125    12/01/19     1,009,910
   505    California Hsg Fin Agy Rev Cap Apprec Home
          Mtg Ser D...................................       *    08/01/20       105,707
 1,000    California Hsg Fin Agy Rev Home Mtg Ser E
          (AMBAC Insd)................................   6.100    08/01/29     1,009,650
 1,775    California Hsg Fin Agy Rev Home Mtg Ser N...   6.375    02/01/27     1,817,032
 1,000    California Hsg Fin Agy Rev Multi-Family Hsg
          III Ser A (MBIA Insd).......................   5.850    08/01/17       996,730
 2,000    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Southn CA Edison Co (AMBAC Insd) (c)....   6.000    07/01/27     2,014,460
   850    California Pollutn Ctl Fing Auth Pollutn Ctl
          Rev Southn CA Edison Co Ser B (MBIA Insd)...   5.450    09/01/29       822,817

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$  685    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser C (GNMA
          Collateralized).............................   7.800%   02/01/28   $   745,609
 2,000    California St...............................   5.000    10/01/23     1,821,880
   940    California St...............................   4.750    12/01/28       803,879
 1,000    California St Veterans Ser BH (FSA Insd)....   5.400    12/01/15     1,001,050
 1,000    California St Veterans Ser BH (FSA Insd)....   5.400    12/01/16       991,900
 1,000    California Statewide Cmntys Dev Auth Spl Fac
          United Airls................................   5.625    10/01/34       826,480
 1,000    Castaic Lake Wtr Agy CA Rev Ctfs Partn Wtr
          Sys Impt Proj (AMBAC Insd)..................   5.125    08/01/30       915,660
 1,280    El Cerrito, CA Redev Agy Tax Alloc (MBIA
          Insd).......................................   5.250    07/01/15     1,261,069
 1,000    Emeryville, CA Pub Fin Auth Shellmound Pk
          Redev & Hsg Proj B (MBIA Insd)..............   5.000    09/01/19       928,280
 1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)...........................   5.250    12/01/19       965,140
 1,000    Fontana, CA Redev Agy Tax Southeast Indl Pk
          Proj Rfdg (MBIA Insd).......................   5.000    09/01/22       916,560
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Sr Lien Ser A (a)........... 0/7.050    01/01/10       860,500
   997    Los Angeles Cnty, CA Tran Comm Lease Rev Dia
          RR Lease Ltd (FSA Insd).....................   7.375    12/15/06     1,030,459
 3,000    Metropolitan Wtr Dist Southn CA Wtrwks Rev
          Ser A Rfdg..................................   4.750    07/01/22     2,623,050
 1,800    Mountain View Los Altos, CA Un High Sch Dist
          Ctfs Partn (MBIA Insd)......................   5.625    08/01/16     1,803,060
 2,000    Pico Rivera, CA Wtr Auth Rev Wtr Sys Proj
          Ser A (MBIA Insd)...........................   5.500    05/01/19     2,008,000
 2,000    Redding, CA Jnt Pwrs Fing Auth Elec Sys Rev
          Ser A (MBIA Insd)...........................   5.500    06/01/11     2,085,220

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    Redlands, CA Redev Agy Tax Alloc Redev Proj
          Ser A Rfdg (MBIA Insd)......................   4.750%   08/01/21   $   881,450
 1,000    San Bernardino Cnty, CA Ctfs Partn Med Cent
          Fin Proj (MBIA Insd)........................   5.000    08/01/28       887,810
 1,000    San Diego, CA Hsg Auth Multi-Family Hsg Rev
          (GNMA Collateralized).......................   5.000    07/20/18       879,580
 1,000    San Dimas, CA Redev Agy Tax Alloc Creative
          Growth Ser A (FSA Insd).....................   5.000    09/01/16       957,670
 1,000    San Jose Evergreen, CA Cmnty College Dist
          Cap Apprec Ser C (AMBAC Insd) (b)...........       *    09/01/10       598,920
 1,000    Sanger, CA Uni Sch Dist Rfdg (MBIA Insd)....   5.600    08/01/23       996,730
 1,450    Santa Barbara, CA Ctfs Partn Wtr Sys Impt
          Proj & Rfdg (AMBAC Insd)....................   6.700    04/01/27     1,516,700
 1,305    South Orange Cnty, CA Pub Fin Auth Reassmt
          Rev (FSA Insd)..............................   5.800    09/02/18     1,334,571
    45    Southern CA Home Fin Auth Single Family Mtg
          Rev Ser B (GNMA Collateralized).............   7.750    03/01/24        45,964
   600    Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs.................................   5.500    07/01/20       587,538
 1,000    Ukiah, CA Uni Sch Dist (FGIC Insd)..........       *    08/01/17       381,830
 2,000    Westminster, CA Redev Agy Tax Alloc Rev Coml
          Redev Proj No 1 Ser A Rfdg (Prerefunded @
          08/01/01)...................................   7.300    08/01/21     2,104,940
                                                                             -----------
                                                                              48,408,200
                                                                             -----------
          U. S. VIRGIN ISLANDS  2.0%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Ln Ser A (ACA Insd)...................   6.125    10/01/29     1,007,160
                                                                             -----------
TOTAL LONG-TERM INVESTMENTS  97.9%
  (Cost $48,572,262)......................................................    49,415,360
SHORT-TERM INVESTMENTS  1.9%
  (Cost $950,000).........................................................       950,000
                                                                             -----------
TOTAL INVESTMENTS  99.8%
  (Cost $49,522,262)......................................................    50,365,360
OTHER ASSETS IN EXCESS OF LIABILITIES 0.2%................................       121,128
                                                                             -----------

NET ASSETS  100.0%........................................................   $50,486,488
                                                                             ===========

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000

 * Zero coupon bond

(a) Security is a "step up" bond where the coupon increases or steps up at a predetermined date.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2000

ASSETS:
Total Investments (Cost $49,522,262)........................  $50,365,360
Cash........................................................       74,202
Receivables:
  Investments Sold..........................................    1,368,627
  Interest..................................................      842,087
Other.......................................................        6,631
                                                              -----------
    Total Assets............................................   52,656,907
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    1,965,637
  Investment Advisory Fee...................................       24,901
  Affiliates................................................        8,272
  Income Distributions--Common and Preferred Shares.........        7,494
Trustees' Deferred Compensation and Retirement Plans........      106,499
Accrued Expenses............................................       57,616
                                                              -----------
    Total Liabilities.......................................    2,170,419
                                                              -----------
NET ASSETS..................................................  $50,486,488
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 400 shares are issued and outstanding with a
  liquidation preference of $50,000 per share)..............  $20,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 3,257,560 shares issued and
  outstanding)..............................................       32,576
Paid in Surplus.............................................   29,564,418
Net Unrealized Appreciation.................................      843,098
Accumulated Undistributed Net Investment Income.............       38,715
Accumulated Net Realized Gain...............................        7,681
                                                              -----------
    Net Assets Applicable to Common Shares..................   30,486,488
                                                              -----------
NET ASSETS..................................................  $50,486,488
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($30,486,488 divided by
  3,257,560 shares outstanding).............................  $      9.36
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2000

INVESTMENT INCOME:
Interest....................................................  $ 2,922,002
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      300,731
Preferred Share Maintenance.................................       70,111
Accounting Services.........................................       37,127
Trustees' Fees and Related Expenses.........................       11,954
Legal.......................................................        7,678
Custody.....................................................        3,725
Other.......................................................       10,484
                                                              -----------
    Total Expenses..........................................      441,810
    Less Credits Earned on Cash Balances....................          277
                                                              -----------
    Net Expenses............................................      441,533
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,480,469
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $     7,680
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    2,287,328
  End of the Period.........................................      843,098
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,444,230)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,436,550)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,043,919
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended June 30, 2000, and 1999

                                                            YEAR ENDED       YEAR ENDED
                                                           JUNE 30, 2000    JUNE 30, 1999
                                                           ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................  $ 2,480,469      $ 2,530,877
Net Realized Gain.........................................        7,680          752,160
Net Unrealized Depreciation During the Period.............   (1,444,230)      (1,964,318)
                                                            -----------      -----------
Change in Net Assets from Operations......................    1,043,919        1,318,719
                                                            -----------      -----------

Distributions from Net Investment Income:
  Common Shares...........................................   (1,711,816)      (2,018,718)
  Preferred Shares........................................     (729,737)        (647,848)
                                                            -----------      -----------
                                                             (2,441,553)      (2,666,566)
                                                            -----------      -----------
Distributions in Excess of Net Investment Income:
  Common Shares...........................................          -0-             (152)
  Preferred Shares........................................          -0-              (49)
                                                            -----------      -----------
                                                                    -0-             (201)
                                                            -----------      -----------
Distributions from and in Excess of Net Investment
  Income..................................................   (2,441,553)      (2,666,767)
Distributions from Net Realized Gain--Common Shares.......     (465,396)      (1,054,081)
                                                            -----------      -----------
Total Distributions.......................................   (2,906,949)      (3,720,848)
                                                            -----------      -----------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES...................................   (1,863,030)      (2,402,129)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment............................................       12,488          215,574
                                                            -----------      -----------
TOTAL DECREASE IN NET ASSETS..............................   (1,850,542)      (2,186,555)
NET ASSETS:
Beginning of the Period...................................   52,337,030       54,523,585
                                                            -----------      -----------
End of the Period (Including accumulated undistributed net
  investment income of $38,715 and ($201),
  respectively)...........................................  $50,486,488      $52,337,030
                                                            ===========      ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                    ------------------------------------
                                                     2000     1999     1998       1997
                                                    ------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........... $ 9.93   $10.67   $ 10.45   $  10.28
                                                    ------   ------   -------   --------
  Net Investment Income............................    .76      .78       .85        .89
  Net Realized and Unrealized Gain/Loss............   (.44)    (.37)      .53        .39
                                                    ------   ------   -------   --------
Total from Investment Operations...................    .32      .41      1.38       1.28
                                                    ------   ------   -------   --------
Less:
  Distributions from and in Excess of Net
    Investment Income:
    Paid to Common Shareholders....................    .53      .62       .72        .75
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders....................    .22      .20       .22        .21
  Distributions from Net Realized Gain Paid to
    Common Shareholders............................    .14      .33       .22        .15
                                                    ------   ------   -------   --------
Total Distributions................................    .89     1.15      1.16       1.11
                                                    ------   ------   -------   --------
NET ASSET VALUE, END OF THE PERIOD................. $ 9.36   $ 9.93   $ 10.67   $  10.45
                                                    ======   ======   =======   ========

Market Price Per Share at End of the Period........ $8.375   $9.875   $12.125   $12.1875
Total Investment Return at Market Price (a)........ -8.14%   -11.17%    7.77%     21.40%
Total Return at Net Asset Value (b)................  1.37%    1.74%    11.40%     10.76%
Net Assets at End of the Period (In millions)......  $50.5    $52.3     $54.5      $53.6
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares**...............................  1.47%    1.67%     1.57%      1.58%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (c)...........  5.82%    5.49%     5.91%      6.51%
Portfolio Turnover.................................    60%      33%       53%        30%
 * Ratio of Expenses to Average Net Assets
   Including Preferred Shares......................   .88%    1.05%      .99%       .99%

** If certain expenses had not been assumed by Van Kampen, the annualized Ratio of Expenses to Average Net Assets Applicable to Common Shares, Ratio of Expenses to Average Net Assets Including Preferred Shares and the Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares would have been 2.06%, 1.22% and 6.80% for the year ended June 30, 1991.

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

YEAR ENDED JUNE 30
--------------------------------------------------------------
       1996      1995      1994      1993      1992      1991
--------------------------------------------------------------
      $ 10.40   $ 10.30   $ 10.96   $ 10.15   $  9.41   $ 9.10
      -------   -------   -------   -------   -------   ------
          .91       .95       .96       .97       .95      .98
          .00       .11      (.74)      .78       .72      .31
      -------   -------   -------   -------   -------   ------
          .91      1.06       .22      1.75      1.67     1.29
      -------   -------   -------   -------   -------   ------
          .75       .72       .71       .66       .65      .65
          .23       .24       .16       .17       .25      .33
          .05       .01       .01       .11       .03      .00
      -------   -------   -------   -------   -------   ------
         1.03       .97       .88       .94       .93      .98
      -------   -------   -------   -------   -------   ------
      $ 10.28   $ 10.40   $ 10.30   $ 10.96   $ 10.15   $ 9.41
      =======   =======   =======   =======   =======   ======

      $10.875   $10.750   $10.625   $10.875    $9.875   $9.750
        9.02%     8.67%     4.32%    18.49%     8.44%   14.51%
        6.62%     8.47%      .35%    16.19%    15.54%   10.85%
        $52.9     $53.0     $52.6     $54.5     $51.9    $49.5
        1.65%     1.65%     1.53%     1.57%     2.07%    1.88%**
        6.57%     7.02%     7.28%     7.62%     7.74%    6.98%**
          19%       16%       11%       18%       41%      99%
        1.03%     1.02%      .97%      .98%     1.26%    1.11%**

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes with safety of principal. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on November 1, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 2000, cost of long- and short-term investments for federal income tax purposes is $49,522,262; the aggregate gross unrealized appreciation is $1,325,169 and the aggregate gross unrealized depreciation is $482,071, resulting in net unrealized appreciation on long- and short-term investments of $843,098.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the period ended June 30, 2000, the Trust's custody fee was reduced by $277 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    For the year ended June 30, 2000, the Trust recognized expenses of approximately $1,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended June 30, 2000, the Trust recognized expenses of approximately $21,500 representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting, legal and certain shareholder services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2000 and June 30, 1999, paid in surplus related to common shares aggregated $29,564,418 and $29,551,943, respectively.

    Transactions in common shares were as follows:

                                                           YEAR ENDED       YEAR ENDED
                                                          JUNE 30, 2000    JUNE 30, 1999
Beginning Shares........................................    3,256,257        3,236,436
Shares Issued Through Dividend Reinvestment.............        1,303           19,821
                                                            ---------        ---------
Ending Shares...........................................    3,257,560        3,256,257
                                                            =========        =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $29,900,755 and $31,397,793, respectively.

5. REMARKETED PREFERRED SHARES

The Trust has outstanding 400 shares of Remarketed Preferred Shares ("RP"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on June 30, 2000, was 4.500%, and for the year then ended rates ranged from 2.99% to 6.299%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the RP are subject to mandatory redemptions if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen California Municipal
Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen California Municipal Trust (the "Trust"), including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year than ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 5, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Municipal Trust as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Chicago, Illinois
August 7, 2000

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For Federal income-tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended June 30, 2000. The Trust designated 99.9% of the income distributions as a tax-exempt income distribution. Additionally, during the period, the Trust paid $465,396 as a 20% rate gain distribution. In January 2001, the Trust will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent auditors.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

RESULTS OF
SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Trust was held on June 21, 2000, where shareholders voted on the election of trustees and the selection of independent public auditors.

1) With regard to the election of the following trustee by the common shareholders:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
Wayne W. Whalen.......................................   2,968,240             59,555

With regard to the election of the following trustee by the preferred shareholders:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
Rod Dammeyer..........................................         381                 --

The other trustees whose terms did not expire in 2000 are: David C. Arch, Howard J Kerr, Richard F. Powers, III, Hugo F. Sonnenschein, and Theodore A. Myers.

2) With regard to the ratification of Deloitte & Touche LLP to act as independent public auditors for the trust, 2,975,294 shares voted in favor of the proposal, 16,550 shares voted against, and 36,332 shares abstained.